UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014 (December 30, 2014)

NCI Building Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 12, 2014, NCI Building Systems, Inc. (the “Company” or “NCI”), filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, that NCI Group, Inc., a wholly-owned subsidiary of the Company and Steelbuilding.com, Inc., a wholly owned subsidiary of NCI Group, Inc. (together with NCI Group, Inc., the “Buyers”), had entered into an Interest Purchase Agreement (“Interest Purchase Agreement”) with SMST Management Corp., a Pennsylvania corporation, and Riverfront Capital Fund, a Pennsylvania limited partnership (each a “Seller” and collectively, “Sellers”), and CENTRIA, a Pennsylvania general partnership (“CENTRIA”), pursuant to which Buyers have agreed, subject to the terms and conditions set forth therein, to acquire all of the general partnership interests of CENTRIA, in exchange for $245,000,000 in cash (such acquisition, the “Acquisition”).

The Company is filing this Current Report on Form 8-K in order to make publicly available certain audited and unaudited historical financial information of CENTRIA and unaudited pro forma financial information of NCI described in Items 9.01(a) and (b) below and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business to be Acquired.

1. The audited balance sheets of CENTRIA as of December 31, 2013 and 2012 and the related statements of earnings, partners’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011 and the notes to these financial statements, together with the report thereon of Ernst & Young, filed as Exhibit 99.1 hereto and incorporated by reference herein.

2. The unaudited interim balance sheets of CENTRIA as of September 30, 2014 and 2013 and the related unaudited interim statements of earnings, partners’ equity and cash flows for the nine-month periods then ended and the notes to these financial statements, filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of NCI Building Systems, Inc. at November 2, 2014 and unaudited pro forma combined statements of operations of NCI Building Systems, Inc. for the fiscal year ended November 2, 2014 are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young.

99.1	Audited Financial Statements of CENTRIA for the years ended December 31, 2013, 2012 and 2011.

99.2	Unaudited Interim Financial Statements of CENTRIA for the nine-month periods ended September 30, 2014 and 2013.

99.3	Unaudited Pro Forma Combined Consolidated Financial Information.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

BY:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial
Officer and Treasurer

Date: December 30, 2014

3

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young.

99.1	Audited Financial Statements of CENTRIA for the years ended December 31, 2013, 2012 and 2011.

99.2	Unaudited Interim Financial Statements of CENTRIA for the nine-month periods ended September 30, 2014 and 2013.

99.3	Unaudited Pro Forma Combined Consolidated Financial Information.

4